                                                                    EXHIBIT 10.5

                   FIFTH AMENDMENT TO RENEWAL PROMISSORY NOTE
                               (OVERLINE FACILITY)

         THIS FIFTH AMENDMENT TO RENEWAL PROMISSORY NOTE (the "Overline Facility") is made and entered into by and among AMSOUTH BANK (the "Bank") and DIVERSICARE MANAGEMENT SERVICES, CO., a Tennessee corporation (the "Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower executed to Bank that certain Renewal Promissory Note (Overline Facility) dated October 1, 2000, in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($3,500,000.00) DOLLARS as amended by the First Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower in December, 2000, as further amended by the Second Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective as of December 15, 2002, as further amended by that Third Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective on July 11, 2003, as further amended by that Fourth Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective on January 4, 2004 (the "Note"); and

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, and payment of an extension fee in the amount of $5,000.00 by Borrower to Bank upon execution of this Amendment, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from April 16, 2004 to July 16, 2004.

         2. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, this instrument has been executed to be effective on the 16th day of April, 2004.

                                        BORROWER:

                                        DIVERSICARE MANAGEMENT SERVICES CO.,
                                        a Tennessee corporation

                                        By:  /s/ William R. Council
                                             -----------------------------------
                                                 William R. Council, President

                                        BANK:

                                        AMSOUTH BANK

                                        By:  /s/ Tim McCarthy
                                             -----------------------------------
                                                 Tim McCarthy, Vice President

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